U.S. SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                  Date of Report: April 23, 1998


                         SILVER QUEST, INC.
                         ------------------
       (Exact name of registrant as specified in its charter)


                               Idaho
                               -----
           (State or other jurisdiction of incorporation)


               0-23535                            82-0391094
               -------                            ----------
         (Commission File No.)                 (IRS Employer
                                             Identification No.)

        15304 E. Monmouth Place
           Aurora, Colorado                         80015
           ----------------                         -----
(Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code: (303) 693-0603

Item 2.  Acquisition and Disposition of Assets.

     Effective April 15, 1998, Silver Quest, Inc. (the "Company") entered into a letter of intent with Pact Communication Group, Inc., a Florida corporation ("PACT"), whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of PACT, in exchange for issuance by the Company of previously unissued "restricted" common stock. The relevant terms of the proposed transaction require the Company to (i) undertake a "forward split" of its common stock, whereby 1.45 shares of common stock will be issued in exchange for one share of common stock, in order to establish the number of issued and outstanding common shares of the Company at 500,000 immediately prior to the transaction described herein; (ii) issue to the PACT shareholders an aggregate of 4,500,000 "restricted" common shares (post split), representing 90% of the Company's then outstanding common stock, in exchange for all of the issued and outstanding shares of PACT.

     The proposed share exchange is subject to satisfaction of certain conditions, including completion of due diligence activities, the approval of the transaction by all of the PACT shareholders and the approval of the proposed transaction by the shareholders of the Company. If the proposed transaction with PACT is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by the present management of PACT. If these conditions are met, it is expected that the proposed transaction with PACT will close In late April or early May 1998. A copy of the letter of intent between the Company and PACT is attached hereto as Exhibit 2.0 and incorporated herein as if set forth.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits.

     2.0  Letter of Intent between the Company and Pact
Communication Group, Inc.


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
                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SILVER QUEST, INC.



                                   By:/s/ Lowell Miller
                                      ---------------------------
                                      Lowell Miller,
                                      President

Dated:  April 23, 1998



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
















                        SILVER QUEST, INC.

                      ----------------------

                           EXHIBIT 2.0
                      ----------------------

                     LETTER OF INTENT BETWEEN

                         THE COMPANY AND

                  PACT COMMUNICATION GROUP, INC.
                      ----------------------














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
                        SILVER QUEST, INC.
                     15304 E. Monmouth Place
                      Aurora, Colorado 80015

                          April 15, 1998



Board of Directors
Pact Communication Group, Inc.
2740 E. Oakland Park Blvd., Suite 206/8
Fort Lauderdale, FL 33306
Attention: Mr. Camilo Pereira, President

     Re:  Plan of Merger Between Silver Quest, Inc. and Pact
          Communication Group, Inc.

Dear Mr. Pereira:

This letter is intended to express the general terms of the Plan of Merger to be formalized between Silver Quest, Inc., an Idaho corporation ("SQI") and Pact Communication Group, Inc., a Florida corporation ("PACT"). The objective of our discussions has been the execution and consummation of applicable, formal Agreement(s) between SQI and PACT (the "Exchange Agreements") which, among other things, would provide for the various matters set forth below.

     1. Plan of Merger and Reorganization of the Companies. The board of directors of SQI and PACT have completed an initial evaluation of the business plan, financial statements and other relevant corporate documents of the other and have concluded that a merger of PACT and SQI, whereby SQI would issue shares of its common stock equal to ownership of approximately 90% of its outstanding shares, in exchange for 100% of the then outstanding securities of PACT, would be in the best interest of both companies. It is the intent of the parties hereto that the proposed merger of PACT and SQI be effected as a tax-free reverse merger pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

     2.   Terms of Merger.

          (A) SQI Capitalization. SQI's total authorized capital stock consists of 50,000,000 shares of Common Stock, par value $0.01 per share. As of the date hereof there are 345,000 common
shares issued and outstanding.   As of the Closing of the
transaction proposed herein, there will be 500,000 common shares of SQI issued and outstanding, as a result of a forward split to be adopted by SQI immediately prior to the Closing.

          (B) PACT Capitalization. PACT's total authorized capital consists of 100,000,000 Common Shares, $.0001 par value per share and 40,000,000 shares of Preferred Stock par value $.0001 per share. As of the date of Closing, as defined hereinbelow, there

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
Mr. Camilo Pereira
April 15, 1998
Page 2

will be 7,950,161 Common Shares issued and outstanding and no shares of Preferred Stock issued or outstanding.

          (C)  Special Board and Shareholder Meetings.

          (i) Prior to Closing, the Board of Directors of SQI will call a special meeting of the SQI shareholders for the purposes of: (a) ratifying the transaction proposed herein; (b) amending the SQI Articles of Incorporation, to include 20,000,000 shares of Preferred Stock, par value $.001 per share; (c) providing applicable dissenter's rights afforded to the SQI Shareholders pursuant to the laws of the State of Idaho; and (d) undertaking any additional amendments to the SQI Articles of Incorporation reasonably requested by the PACT Board of Directors and acceptable to the SQI Board of Directors.

          (ii) Prior to Closing, the Board of Directors of PACT will (a) call a special meeting of the PACT shareholders or otherwise obtain the consent thereof for the purposes of ratifying the transaction proposed herein, including providing applicable dissenter's rights afforded to the PACT Shareholders pursuant to the laws of the State of Florida; and (b) take all additional action necessary to cause the intent of this letter to be adopted and ratified.

          (D) Merger. Subject to the approval of the terms and conditions contained herein by the SQI and PACT shareholders (hereinafter the "Closing Date"), PACT shall merge with SQI, with SQI emerging as the surviving entity, by the PACT shareholders exchanging all of the issued and outstanding PACT Stock owned by them for 4,500,000 "restricted" Common Shares of SQI (post forward split).

          (E) Officers and Directors. At Closing, the present officers and directors of SQI shall deliver to PACT their respective letters of resignation, along with certified minutes of the SQI Board of Directors accepting such resignation and appointing to the SQI Board those persons designated by PACT to be officers and directors of the surviving entity herein.

     3. Financial Condition of SQI. Except as provided herein, as of the Closing Date, SQI balance sheet will reflect no assets or liabilities.

     4. Financial Condition of PACT. PACT hereby represents and warrants that its audited balance sheet will be consistent with the financial statements provided to SQI by PACT as of the date of

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
Mr. Camilo Pereira
April 15, 1998
Page 3

Closing.

     5.   Conditions to Closing.

          (A) Closing. The Closing of the transaction proposed herein shall take place as soon as practical after the SQI Definitive Proxy or Information Statement is filed with the SEC and the respective shareholders of SQI and PACT approve the terms included herein. The Closing shall take place in Aurora, Colorado at the offices of legal counsel for SQI, Andrew I. Telsey, P.C., 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

          (B) To Be Provided by PACT. At Closing, PACT shall provide to the present Board of Directors of SQI the following:

          i) a financial audit of it's books, which shall be prepared in accordance with Generally Accepted Accounting Principles and provided by an independent, SEC Certified Public Accountant and such audit shall demonstrate balance sheet information consistent with the financial information provided to SQI by PACT prior to Closing; and

          ii) an investment letter in a form acceptable to counsel to SQI, duly executed by each PACT shareholder, acknowledging that each such shareholder is exchanging their respective securities of PACT for their pro rata applicable number of SQI common shares, that such shares to be acquired by each PACT shareholder are solely for their account and for investment and they have no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof.

          (C) Non-Delivery. Failure by PACT to provide those items described hereinabove, or failure of said audit to confirm the financial condition of PACT as represented herein, shall render this proposed transaction voidable at the discretion of the present Board of Directors of SQI. For purposes herein, any deviation in excess of 10% shall be construed as conforming with the financial condition of PACT represented herein.

          (D) Representations of SQI. SQI hereby represents that, as of the Closing date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 10-K, 10-KSB, 10-Q

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
Mr. Camilo Pereira
April 15, 1998
Page 4

and/or 10-QSB.

          (E) Private Sale of SQI Common Stock. Some of the current inside shareholders of SQI may sell some or all of their SQI common shares owned by them, subject to the exemptions, restrictions, terms and limitations applicable to such sales under state and federal securities laws.

     6. Default. In the event PACT fails to perform pursuant to Paragraph 5, above, or close the transaction without the fault of SQI, PACT shall be responsible for payment of all reasonable costs incurred by SQI, including but not limited to attorneys fees, due diligence costs, costs related to proxy solicitation and such other costs as may be incurred directly relating to this proposed transaction. Otherwise, each party hereto shall be responsible for payment of their own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not this transaction is consummated.

     7. Confidentiality. Upon the signing of this Letter of Intent, SQI and PACT will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information), obtained concerning the other's operations, assets and business.

     8. Retainer of Counsel. The principals of the parties hereto will assign the SEC counsel who is responsible for the preparation of all required/desired SEC filings. As a material condition hereto, upon execution hereof by PACT, PACT shall tender a non-refundable fee of $25,000 to counsel to SQI, herein referenced, in order to allow such counsel to commence preparation of all SEC filings and other related documentation necessary to allow SQI to comply with the rules and regulations necessary to consummate the transaction proposed herein. In the event the applicable costs incurred by SQI herein exceed the aforesaid fee, the remaining obligation shall remain due and owing by the surviving company.

     9. Finders Fees. It is hereby acknowledged that each party hereto may be responsible for payment of certain finders fees relating to the transaction proposed herein and that as a further condition to Closing, as defined herein, each party shall warrant in such Closing documents that such finders fees have been paid and further, shall indemnify and hold harmless the other party from such obligation.


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
Mr. Camilo Pereira
April 15, 1998
Page 5

     10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     11. Jurisdiction. It is the intention of the parties that the laws of the State of Colorado govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     12. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in writing by any party to the other. any such notice shall be deemed to be given three (3) days after deposited in the U.S. mail.

     13. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

     14. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be in writing, duly executed by the parties.

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

SILVER QUEST, INC.


By: /s/ Lowell S. Miller
   --------------------------------
    Lowell S. Miller, President

APPROVED AND ACCEPTED this 15th day of April, 1998.

PACT COMMUNICATION GROUP, INC.


By: /s/ Camilo Pereira
   --------------------------------
   Camilo Pereira, President

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